Exhibit 99.1
News Release: IMMEDIATE RELEASE
For further information contact:

Susan Matthews, Media	317.590.3202
Suzie Singer, Corporate Communications	812.376.1917
IRWIN FINANCIAL CORPORATION ANNOUNCES
FURTHER STEPS IN ITS RESTRUCTURING PLAN
•	Registration Statement filed for a $50 million Shareholder Rights Offering

•	Investment commitments of $31 million already received

•	Agreements signed with regulators
(Columbus, IN, October 14, 2008) Irwin Financial Corporation (NYSE:IFC), a bank holding company, today announced the filing of a registration statement in connection with a planned $50 million rights offering to shareholders. This rights offering will help the Corporation maintain and enhance capital strength while completing its previously announced strategic restructuring efforts to re-focus on small business and community banking. The Corporation has entered into various “standby” purchase agreements with five investors to purchase up to $31 million of common shares after shareholders have been given the first opportunity to invest in the offering.
“We continue to make progress executing our strategic restructuring plan to reduce our exposure to the national mortgage lending industry and return to our traditional focus on delivering banking services to small businesses and local communities where we have branches,” said Will Miller, Chairman and CEO of Irwin Financial. “Our restructuring process, while costly in the current difficult economic environment, is critical to our plan to restore profitability. The capital raised by this rights offering will help us continue to maintain required capital levels while we complete this initiative.
“Each member of our Board of Directors has individually committed to invest through the rights offering. In addition, five investors have agreed to invest up to $31 million through the exercise of rights received and by buying shares of stock representing rights potentially unexercised by our shareholders,” Mr. Miller continued. “Our headquarters community neighbor, Cummins Inc., has provided up to $25 million of the commitment. The remainder of the standby commitment is being provided by me, members of my family, and Henry B. Schacht, a former Chairman and CEO of Cummins and Lucent Technologies Inc. The standby investors believe this opportunity to purchase shares of the Corporation is an attractive investment.” The standby agreements are subject to certain conditions. The company plans to continue discussions with other investors to provide additional standby commitments at a later date.

Irwin Financial and its subsidiary banks have also entered into written agreements with the Indiana Department of Financial Institutions, the Federal Reserve Bank of Chicago, and the Office of Thrift Supervision. In the current environment of uncertainty in the banking and financial industry, the agreements outline a number of steps that have been agreed upon among the parties, including submission of plans regarding revised business strategies, liquidity and funds management, and capital levels; improvements in credit administration, accounting, and Board oversight; an assessment of and specific additions to management; and certain restrictions applicable only to its savings bank, which holds about 13% of the Corporation’s assets.
“We do not expect these agreements to have a significant impact on our normal banking operations,” Mr. Miller said. “It is business as usual for our clients. The actions we will take under these agreements are consistent with the actions we announced earlier this year to initiate our strategic restructuring and improve our risk management processes. Because these agreements in part formalize actions underway to improve the Corporation’s financial condition, we have already completed the majority of them and have action plans under way to address the remainder. We have a common goal to maintain the financial soundness of the Corporation, Irwin Union Bank and Trust Company, and Irwin Union Bank, F.S.B.”
Irwin Financial expects to release its third quarter 2008 results when it files its next Form 10-Q.
A registration statement relating to the rights offering has been filed with the Securities and Exchange Commission but has not yet become effective. The common shares in the rights offering may not be sold nor may offers to buy be accepted prior to the time the registration statement has become effective.
About Irwin Financial
Irwin® Financial Corporation (http://www.irwinfinancial.com) is a bank holding company with a history tracing to 1871. The Corporation provides a broad range of banking services to small businesses and consumers in selected markets.
About Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s expectations, estimates, projections, and assumptions. These statements and estimates include but are not limited to projections of financial performance, profitability, business strategies and future activities. These statements involve inherent risks and uncertainties that are difficult to predict and are not guarantees of future performance. Words that convey our beliefs, views, expectations, assumptions, estimates, forecasts, outlook and projections or similar language, or that indicate events we believe could, would, should, may or will occur (or might not occur) or are likely (or unlikely) to occur, and similar expressions, are intended to identify forward-looking statements, which may include, among other information, statements about:
•	our plans to raise capital and strengthen our capital base;

•	our continued restructuring efforts;

•	actions in connection with the agreements with our regulators; and

•	any other statements that are not historical facts.
Actual future results may differ materially from our forward-looking statements and we qualify all forward-looking statements by various risks and uncertainties we face, as well as the assumptions underlying the statements, including the following cautionary factors: difficulties in raising capital, including the failure of shareholders to approve measures that would facilitate the Corporation’s plans and the failure of standby commitments for the capital raising; difficulty in obtaining the expected treatment for the restructuring transactions on our balance sheet; difficulty in further reducing the Corporation’s home equity assets, including a failure to obtain the necessary regulatory approvals or third-party consents, higher than anticipated costs in removing the assets, or unanticipated regulatory constraints; potential deterioration or effects of general economic conditions, particularly in sectors relating to real estate and/or mortgage lending or small business-based manufacturing; fluctuations in housing prices; potential effects related to the Corporation’s decision to suspend the payment of dividends on its common, preferred and trust preferred securities; potential changes in direction, volatility and relative movement (basis risk) of interest rates, which may affect consumer demand for our products and the management and success of our interest rate risk management strategies; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force; the relative profitability of our lending and deposit operations; the valuation and management of our portfolios, including the use of external and internal modeling assumptions we embed in the valuation of those portfolios and short-term swings in the valuation of such portfolios; borrowers’ refinancing opportunities, which may affect the prepayment assumptions used in our valuation estimates and which may affect loan demand; unanticipated deterioration in the credit quality or collectability of our loan and lease assets, including deterioration resulting from the effects of natural disasters; difficulties in accurately estimating any future repurchases of residential mortgage or other loans or leases due to alleged violations of representations and warranties we made marketing sales or securitizations; unanticipated deterioration or changes in estimates of the carrying value of our other assets, including securities; difficulties in delivering products to the secondary market as planned; difficulties in expanding our business and obtaining or retaining deposit or other funding sources as needed, including the loss of public fund deposits should Irwin Union Bank and Trust Company become less than well-capitalized; competition from other financial service providers for experienced managers as well as for customers; changes in the value of our lines of business, subsidiaries, or companies in which we invest; changes in variable compensation plans related to the performance and valuation of lines of business where we tie compensation systems to line-of-business performance; unanticipated lawsuits or outcomes in litigation; legislative or regulatory changes, including changes in laws, rules or regulations that affect tax, consumer or commercial lending, corporate governance and disclosure requirements, and other laws, rules or regulations affecting the rights and responsibilities of our Corporation, bank or thrift; regulatory actions that impact our Corporation, bank or thrift, including the written agreement the Corporation and its state-chartered bank subsidiary, Irwin Union Bank and Trust Company, entered into with the Federal Reserve Bank of Chicago and the Indiana Department of Financial Institutions on October 10, 2008, and the written agreement the Corporation’s federal savings bank subsidiary, Irwin Union Bank, F.S.B., entered into with the Office of Thrift Supervision on the same day; changes in the interpretation and application of regulatory capital or other rules; the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; changes in applicable accounting policies or principles or their application to our businesses or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the final disposition of the remaining assets and obligations of lines of business we have exited or are exiting, including the mortgage banking segment, small-ticket commercial leasing, and home equity; or governmental changes in monetary or fiscal policies. We undertake no obligation to update publicly any of these statements in light of future events, except as required in subsequent reports we file with the Securities and Exchange Commission.
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